November 2008
Investor Presentation

November 2008
2

 Safe Harbor Statement
 Certain statements contained in this presentation are “forward-looking statements” within the meaning of the
 Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-
 looking statements include information concerning our future results, interest rates, loan and deposit growth, operations, new branch openings and business strategy. These statements often included words such as “may,”
 “will,” “believe,” “expect,” “anticipate,” “predict,” “intend,” “plan,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. As you consider forward-looking statements, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements.
 These factors include but are not limited to: the timing of regulatory approvals or consents for new branches or other contemplated actions; the availability of suitable and desirable locations for additional branches, the continuing strength of our existing business, which may be affected by various factors, including but not limited to interest rate fluctuations, level of delinquencies, defaults and prepayments, general economic conditions, and conditions specifically related to the financial and credit markets, competition, as well as and the risks and uncertainties discussed in the Company's annual report on Form 10-K for the year ended December 31, 2007 which was filed with the SEC on March 6, 2008, and the uncertainties set forth from time to time in the Company’s other periodic reports, filings and public statements. You should keep in mind that any forward-looking statements made speak only as of the date on which they were made. New risks and uncertainties come up from time to time, and it is impossible for us to predict these events or how they may affect us. We do not intend to, update or revise any forward-looking statements after the date on which they are made. In light of all of the foregoing risks and uncertainties, you should keep in mind that any forward-looking statement made in this release may not reflect actual results.

November 2008
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Summary - United Western Bancorp, Inc.
☐ NASDAQ: UWBK
☐ $2.2 Billion Assets
☐ 7.2 Million Shares Outstanding
☐ $7.10 per share*
☐ $51.3 Million Market Capitalization*
☐ Dividend Yield 3.38%*
☐ Holding company for two primary subsidiaries:
 ■ United Western Bank® - Denver, CO
 ■ Sterling Trust Company - Waco, TX
*As of November 24, 2008

November 2008
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Who we are
☐ United Western Bank®
 ■ One of three publicly traded banks headquartered in Colorado
 ■ Largest federal savings bank in Colorado - $2.2 billion in assets
 ■ Traditional community bank - target businesses first, consumers second
 ■ Colorado focused (Front Range and select mountain markets)
☐ Sterling Trust Company
 ■ Nondiscretionary trust company regulated by Texas Department of Banking
 ■ Primarily custodian for self-directed IRAs and other qualified plan assets
 ■ Second largest trust company of its kind in the U.S.

November 2008
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United Western Bank® - Strategy
☐ Established community bank business plan in 2006
☐ Redirected legacy company into community banking
☐ Transition balance sheet → community banking vs. wholesale mortgage business
☐ Create new independent bank brand
☐ Capitalize on dynamic Colorado banking environment and growing economy
☐ Recruit veteran bankers disenfranchised by banking consolidation
☐ Build exceptional “local” banking branches - regional banking model

November 2008
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United Western Bank® -
our new “independent” brand
☐ UWB name launched in 2006
☐ Brand awareness is growing
 ■ Distribution expanding
 ■ First marketing efforts just
 launched
☐ Branding in population center
 ■  82% of Colorado population in
 Front Range
 ■ 75 miles north and 75 miles
 south of Denver
☐ New $2 billion community bank
 brand in a stable economy and
 banking market = growth
 potential

November 2008
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Colorado Economy    Colorado Bank Market
☐ Colorado growth metrics
 ■ Job growth - 2,095 new jobs in
 September 20081
 ■ Median home price $216,3372
 ■ SFR foreclosures overstated!
 ■ Median household income $62,4693
☐ National rankings
 ■ Ranked 5th in CNBC’s America’s Top
 States for Business - 20084
 ■ 10th fastest increase in personal income5
 ■ Ranked 8th for population growth 2000-
 20056
 ■ Ranked 5th in attracting and creating
 new companies (2006) 6
☐ Colorado was the last state in the U.S. to
 allow branch banking - 1991
☐ Super-regionals polarize Colorado bank
 market
 ■ 62% deposit market share in the
 Front Range from 0% in 10 years
☐ Dominant community banks disappear -
 bankers remain
☐ Bankers and bank customers want
 alternatives to super-regionals, few other
 choices
☐ Current economic environment - fewer
 banks active in the market
1 Source: Colorado Department of Labor & Employment, September 2008
2 Source: Home Insight, Denver, CO
3 Source: SNL Financial
4 Source: CNBC, July 2008
5 Source: Rocky Mountain News (March 26, 2008)
6 Source: Colorado Business Outlook 2007, University of Colorado - Leeds School of Business

November 2008

Colorado’s Front Range1
☐ Second largest megapolitan area in the Intermountain West (first is the Arizona
 Sun Corridor)
☐ Average labor productivity 8% higher than national average in 2005
☐ Higher than average wages
 ■ $46,439 in Denver-Aurora MSA2
☐ Highest proportion of residents with a high school diploma
 ■ Lower than average poverty levels
☐ Significant investment in multi-market transit system
☐ Projected growth of nearly 70% - to 6.3 million residents by 2040
1“A Profile of Colorado’s Front Range,” Metropolitan Policy Program at Brookings, July 2008
2“Per-capita personal income up in Denver,” Denver Business Journal, August 7, 2008

November 2008
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Colorado banks: my banker is …. ??

November 2008
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United Western Bank® -
Recruit the best bankers
☐ Bankers looking for new “local” opportunity
☐ Align interests
 ■ Make them owners, uncapped incentive plans, pay for performance
☐ Regional presidents - local banking teams, average 20 years in market
☐ Hired more than 160 “hand-picked” people through 2007
 ■ Sales, operations, credit and risk
 ■ Pre-hired for branch network now under construction
☐ Geographic market leadership model
 ■ High growth markets
 ■ Entrenched in the community
 ■ Local decision making
☐ Local advisory boards of directors targeting business relationships and consumer banking
☐ Build physical offices with regional leadership input

November 2008
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United Western Bank® -
Growing branch network
☐ “Best” locations - pay premium for location, breakeven target of 14 months
☐ Smaller distribution network - 12, not 100
☐ High visibility, branding opportunity
☐ Consistent construction theme - regional banking office, not “branch”
☐ Six locations open including five full service locations and a loan production office
☐ South Denver opening December 2008, Denver Technology Center to open late in first quarter 2009
☐ Future growth tied to market opportunity and availability of capital

November 2008

Growing branch network
Downtown Tower
Denver Technological Center
Longmont
South Denver
Fort Collins

November 2008

United Western Bank® -
Differentiation
☐ Private banking “feel” coupled with technology
☐ High touch - regional leadership runs markets, makes local decisions, speed of execution key
☐ Invest in local communities - banker and local advisory board leadership entrenched
☐ Average tenure of senior bankers = 20 years, in markets where they live
☐ Product & service offerings expanding
 ■ Metavante® core processor
 ■ Remote deposit capture
 ■ Sweep accounts
 ■ Online banking
☐ Entrepreneurial spirit + local autonomy + new technology + independent culture = United Western Bank®

November 2008

Sterling Trust Company -
Core deposits
☐ Custodian, not asset manager
☐ Primarily self-directed IRAs, non-typical assets (real estate, precious metals, etc.)
☐ Approximately 69,000 accounts - 12.21% CAGR since
 December 31, 2002
☐ $4.8 billion under custody - 16.37% CAGR since
 December 31, 2002
☐ Accounts maintain liquidity - cash consolidated into United
 Western Bank
☐ $372 million of deposits at United Western Bank at
 September 30, 2008

November 2008

Capital and Financial Strategy
☐ Change mix/shift balance sheet
 ■ Wholesale to community banking
☐ Called expensive trust preferred securities ($30 million
 at 9.81%)
☐ Repurchased 474,100 shares
☐ Quarterly dividend of $0.06 per share
☐ Divested non-core assets (2006)
☐ De-leverage wholesale assets on balance sheet over time
☐ Bank’s core capital ratio 7.30%* and total risk-based ratio
 11.01%* at September 30, 2008
* Reflects pro forma, non-GAAP capital ratios showing impact of $6 million capital injection from
UWBK into the bank at November 6, 2008. See slide 31 for Non-GAAP Capital Ratio Disclosure.

November 2008

Balance Sheet Transition:
Runoff Wholesale Assets

November 2008

Net Interest Margin

November 2008

Third Quarter Results
Source: “Reconciliation of Non-GAAP Earnings Disclosure” - Slide 32

November 2008

Third Quarter Results - nine months
Source: “Reconciliation of Non-GAAP Earnings Disclosure” - Slide 32

November 2008

Loan Portfolio &
Deposits in Transition
Q4-2007 to Q3-2008:
Community Bank Loans Grow 16.2% - from $706 million to $1.055 billion
Deposits Increased 13% - from $1.38 billion to $1.56 billion

November 2008

Loans - what we do
☐ Traditional community bank - business credit focused
☐ Lend to people we know, in our Colorado back-yard
☐ Recourse or co-borrower structures
 ■ Unique payment guarantees on debt
☐ Tangible collateral lender
☐ Sole banker for our clients - avoid disputes with other banks
☐ We get our terms - structure and pricing
 ■ Q3 NIM ↑ (floors)
 ■ Q3 asset quality - better than most peers
 ■ First to table / last look - we win

November 2008

Loans - what we don’t do
☐ Shared national credits - no control / out of touch
 ■ Have three credits where borrower outgrew us
☐ Levered cash flow finance / EVA
☐ Auto dealers / manufacturers / auto industry
 ■ No floor plan (new or used)
 ■ No dealer real estate
 ■ No supplier, manufacturing, distributor, or wholesaler
 ■ No material consumer auto loans or leases
 ■ Some SBA industry related - government guaranteed only
☐ No bulk consumer credit card
☐ No student loans
☐ No subprime - auto, single-family residences, or other
 ■ Immaterial legacy SFR loans - $275,000

November 2008

Loan Portfolio

November 2008

Liquidity today …

November 2008

Deposit Composition
☐ Community bank deposits attributable to new branches =
 $182 million
 ■ Grew $73 million or 67% in third quarter 2008!
 ■ Initiated a money market account and CD safety and soundness campaign for the first time

November 2008

Characteristics of SFR Portfolio
☐ Over 6.9 years seasoned
☐ Average loan size $144,000
☐ Rigorously underwritten when acquired
☐ Geographically diverse
☐ Average FICO scores over 700 when originated
☐ Reasonable loan-to-values and debt-to-income ratios
☐ Estimate current loan-to-value to be in the 60% range
☐ Not active in the subprime market and no intention of future involvement
☐ Improving credit quality with nonperforming loans generally decreasing over the past six quarters (Dollars in thousands):
 ■ Q2/2007 - $9,498
 ■ Q3/2007 - $8,993
 ■ Q4/2007 - $7,873
 ■ Q1/2008 - $6,963
 ■ Q2/2008 - $7,701
 ■ Q3/2008 - $8,211

November 2008

Investment Portfolios
☐ $521 million of Mortgage Backed Securities
☐ At September 30, 2008, based on the amortized cost and
 lowest rating assigned:
 ■ 88% are agency securities or A rated and above
 ■ Of which 79% are AAA and AA rated
 ■ 88% A collateral and 12% Alt-A collateral
 ■ Based on the highest rating assigned, 98% of the portfolio is investment grade
☐ Third quarter OTTI of $2.5 million after tax
 ■ Two securities
 ■ Unique characteristics

November 2008

Allowance for Credit Losses
Quarterly: 2006-2008

November 2008

UWBK - steady progress in a
difficult environment

November 2008

A Promising Future - Growing Value
 ■ Experienced management
 ■ Well-established infrastructure
 ■ Strong employee base
 ■ Attractive demographics
 ■ Stable marketplace
 ■ Solid relationship with regulators
 ■ Compelling business model
 ■ Proven execution to date

November 2008

Non-GAAP Capital Ratio Disclosure

November 2008

Reconciliation of Non-GAAP
Earnings Disclosure
(2) Represents income tax expense at marginal rate of 38%
(1) Represents charge for other-than-temporary impairment

November 2008
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